UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2005

Retek Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28121	51-0392671

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Retek on the Mall
950 Nicollet Mall
Minneapolis, MN 55043

(Address of principal executive offices)

(612) 587-5000

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of PricewaterhouseCoopers LLC
Syncra Historical Consolidated Financial Statements
Unaudited Pro Forma Combined Condensed Financial Statements

Item 2.01 Completion of Acquisition or Disposition of Assets

     This amendment No. 1 amends the Current Report on Form 8-K filed on November 18, 2004 by Retek Inc. (the “Company”) to report its acquisition of certain assets of Syncra Systems, Inc. (“Syncra”) to include the required financial information of Syncra and the pro forma financial information of the Company

     On November 12, 2004, the Company through its wholly owned subsidiary Retek Information Systems, Inc., a Delaware corporation, purchased certain assets of Syncra, a developer of Collaborative Planning, Forecasting and Replenishment technology pursuant to an Asset Purchase Agreement. The Company acquired substantially all of the assets of Syncra for $4.7 million in cash, payable from the Company’s existing cash resources.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired

     The following consolidated financial statements of Syncra Systems, Inc. together with the report thereon signed by PricewaterhouseCoopers LLP, are filed as Exhibit 99.2 to this report:

1.	Balance Sheet at December 31, 2003.

2.	Statement of Operations for the year ended December 31, 2003.

3.	Statement of Stockholders’ Deficiency for the year ended December 31, 2003.

4.	Statement of Cash Flows for the year ended December 31, 2003.

5.	Notes to consolidated financial statements.

(b) Pro Forma Financial Information.

     The Pro Forma Combined Condensed Balance Sheet as of September 30, 2004 and the Pro Forma Combined Condensed Statements of Operations for the fiscal year ended December 31, 2003 and for the nine month period ended September 30, 2004 are filed as Exhibit 99.3 to this report.

(c) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLC

99.1	Press Release announcing the acquisition of Syncra dated November 16, 2004 (incorporated by reference to Exhibit 99 to the Company’s Current Report on Form 8-K filed on November 18, 2004)

99.2	Syncra Historical Consolidated Financial Statements

99.3	Unaudited Pro Forma Combined Condensed Financial Statements

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETEK INC.

DATE: January 27, 2005	By: /s/ Gregory A. Effertz

Gregory A. Effertz
Senior Vice President, Finance & Administration,
Chief Financial Officer, Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLC (filed electronically)

99.1	Press Release announcing the acquisition of Syncra dated November 16, 2004 (incorporated by reference to Exhibit 99 to the Company’s Current Report on Form 8-K filed on November 18, 2004)

99.2	Syncra Historical Consolidated Financial Statements (filed electronically)

99.3	Unaudited Pro Forma Combined Condensed Financial Statements (filed electronically)

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